February 16, 2021

Christopher D. Labosky

T +1 617 235 4732

christopher.labosky@ropesgray.com

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-1090

Re:    JOHCM Funds Trust (the “Registrant”) Registration Statement on Form N-14

Ladies and Gentlemen:

Enclosed for filing on behalf of the Registrant is a registration statement on Form N-14 (the “Registration Statement”). The Registration Statement relates to the proposed reorganizations of certain series of Advisers Investment Trust (each, a “Target Fund”) into the corresponding mutual fund series (each, an “Acquiring Fund”) of the Registrant, as described in the Registration Statement.

The Proxy Statement/Prospectus contained in the Registration Statement will be furnished in connection with a special meeting of shareholders of each Target Fund, a series of Advisers Investment Trust, at which time the shareholders of such Target Fund will be asked to vote on the proposed acquisition of each Target Fund by each corresponding Acquiring Fund.

No registration fee is being paid at the time of filing because the Registrant has previously filed an election, under Rule 24f-2 under the Investment Company Act of 1940, as amended, to register an indefinite number of shares. The Registrant proposes that this filing will become effective on April 1, 2021 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Please direct any questions you may have with respect to this filing to me (at 617-235-4732) or to George Raine (at 617-951-7556) of this firm. We would greatly appreciate receiving any comments you might have at your earliest convenience.

Sincerely,

/s/ Christopher D. Labosky

Christopher D. Labosky